ANNUAL REPORT
================================================================================

          1996
          1996
          1996
          1996
          1996

                  Smith Barney
                  Principal Return
                  Fund
                  Zeros Plus Emerging
                  Growth
                  Series 2000
                  -------------------
                  November 30, 1996


           [LOGO] Smith Barney Mutual Funds
                  Investing for your future.
                  Every day.

--------------------------------------
Zeros Plus Emerging Growth Series 2000
--------------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Principal Return Fund -- Zeros Plus Emerging Growth Series 2000 ("Fund") for the year ended November 30, 1996. For your convenience, we have summarized the Fund's investment strategy over this time and discussed some of the Fund's holdings in greater detail. A comprehensive summary of performance and current holdings can be found in the appropriate sections of this report.

Fund Performance Update

The Fund seeks to return the principal amount of each shareholder's original investment (including any sales charge paid) on or about February 28, 2000 by investing a portion of its assets in zero coupon securities. In addition, the Fund, to the extent consistent with its objective, seeks to provide long-term appreciation of capital by investing the balance of its assets primarily in equity securities issued by emerging growth companies. These emerging growth companies are small- to medium-sized companies that the Fund's managers believe have significant profit potential over the long term.

For the one-year and six-month periods ended November 30, 1996, the Fund had a total return of 1.55% and -2.21%, respectively. In addition, during the year the Fund paid income dividends of $0.57 per share.

For the one-year and six-month periods ended November 30, 1996, the stock market, as measured by the Standard & Poor's 500 Composite Index (S&P 500),* had a total return of 27.85% and 14.37%, respectively. Over the same time periods, the bond market, as measured by the Lehman Government/ Corporate Bond Index*, generated a total return of 5.60% and 7.47%.

While large capitalization stock market indices such as the S&P 500 recorded gains in the most recent six-month period, small- and middle-capitalization indices such as the Russell 2000 (a common benchmark for small capitalization stocks) did not partake in this exuberance and finished the reporting period lower. In the most recent six-month period, the NASDAQ Industrial Index (an index of over-the-counter stocks) declined by 5.7%. That decline tends to understate the severity of the weakness that beset many small company stocks,

----------
*The Standard & Poor's 500 Stock Index is an unmanaged capitalization-weighted index of 500 widely held common stocks. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.

the types of companies that have a meaningful representation in the Fund. Since May, large company over-the counter stocks have done particularly well. If the largest 50 and 100 company stocks had been excluded, the NASDAQ Industrial Index would have declined 11.0% and 13.8% respectively for the six months ended November 30, 1996. The value of emerging company growth stocks held in the Fund was adversely affected by the 20% decline in the NASDAQ from its high on June 6, 1996 to its low on July 16, 1996.

Weakness in many biotechnology stocks also had a negative impact on Fund performance as many investors increasingly shifted their assets into larger-capitalization health care company stocks despite the generally positive long-term outlook for the biotechnology sector. For example, Genzyme and Chiron, two of the Fund's key holdings, performed relatively poorly despite stock splits declared by both companies, which is usually a good indication of management's confidence in the future.

Market Overview

During the reporting period, the perception of many investors regarding the strength of the U.S. economy changed markedly. Through the early summer, the U.S. economy remained strong, which confounded the expectations of many analysts. Although the annual rate of inflation was subdued based on U.S. economic statistics, strong growth in non-farm payrolls as well as hourly wage increases caused inflationary fears to rise. These fears culminated with the sharp increase in long-term interest rates during the summer months, which helped precipitate the relatively sharp stock market sell-off in the summer. In addition, many investors believed that the Federal Reserve Board (the "Fed") would need to take action to slow the U.S. economy and help prevent any pick-up in the annual rate of inflation by raising short-term interest rates, an approach which worked well for the Fed in 1994 and resulted in a "soft landing" for the economy.

However, the fears of many investors proved unfounded as the pace of U.S. economic growth moderated later on in the summer and fall, which in turn led to a decline in long-term interest rates and a more optimistic tone in the stock market. In our opinion, historically high consumer debt levels, combined with rising credit card delinquencies, should temper any overheating in the U.S. economy and should reduce the need for the Fed to tighten monetary policy in the foreseeable future.

Investment Strategy and Market Outlook

In our opinion, the difference in recent performance between small-company and larger-company stocks discussed in this letter has reached unsustainable levels. Many of the stocks of the largest U.S. companies are now selling at price/earnings multiples in excess of sustainable growth rates or fair market values whereas smaller-company stocks that are represented in the Russell 2000 we believe are now selling at attractive price levels and are extremely attractive compared to larger-company stocks.

For example, companies such as Quantum Corporation, California Microwave and Excel Technologies are currently selling at price/earnings multiples that are below the market average based on future twelve-month earnings forecasts. In addition, these stocks are selling at discounts to their annualized revenues. In our view, a company's annualized revenues are often a good benchmark of value.

Gensia and IDEC Pharmaceuticals -- two of the younger health care companies the Fund owns -- have reported significant progress. Yet the stock prices of both companies continued to lag during the reporting period. Gensia announced a proposed merger agreement that should more than double the company's revenue base and increase its profitability. IDEC Pharmaceuticals recently reported favorable clinical trials for their rheumatoid arthritis product developed in conjunction with SmithKline Beecham and their non-Hodgkins lymphoma product developed with Genentech.

In closing, we expect the coming months to see a marked improvement in the performance of smaller-company stocks and we thank you for your continued confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon                    /s/ Richard A. Freeman

Heath B. McLendon                        Richard A. Freeman
Chairman and                             Vice President and
Chief Executive Officer                  Investment Officer


December 16, 1996

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                  Net Asset Value
                -------------------
                Beginning     End       Income      Capital Gain      Total
Year Ended       of Year    of Year    Dividends    Distributions    Returns(1)
================================================================================
11/30/96           $9.28      $8.63       $0.57         $0.22          1.55%
--------------------------------------------------------------------------------
11/30/95            8.15       9.28        0.27          0.35         22.17
--------------------------------------------------------------------------------
11/30/94            9.00       8.15        0.34          0.50         (0.20)
--------------------------------------------------------------------------------
11/30/93            8.16       9.00        0.29          0.09         15.72
--------------------------------------------------------------------------------
11/30/92            7.57       8.16        0.10          0.00          9.15
--------------------------------------------------------------------------------
8/30/91*-11/30/91   7.60       7.57        0.00          0.00         (0.39)+
================================================================================
Total                                     $1.57         $1.16
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
 Average Annual Total Return
--------------------------------------------------------------------------------
                                                   Without            With
                                               Sales Charge(1)   Sales Charge(2)
================================================================================
Year Ended 11/30/96                                 1.55%            (3.54)%
--------------------------------------------------------------------------------
Five Years Ended 11/30/96                           9.36              8.24
--------------------------------------------------------------------------------
8/30/91* through 11/30/96                           8.80              7.74
================================================================================

--------------------------------------------------------------------------------
 Cumulative Total Return
--------------------------------------------------------------------------------
                                                                   Without
                                                                Sales Charge(1)
================================================================================
8/30/91* through 11/30/96                                           55.78%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 5.00%.
*    Commencement of operations.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

  [The following table was depicted as a line graph in the printed material.]

                   Growth of $10,000 Invested in Shares of the
                     Zeros Plus Emerging Growth Series 2000
                       vs. Value Line Composite Index and
            Lehman Brothers Intermediate Term Government Bond Index+
--------------------------------------------------------------------------------
                          August 1991 -- November 1996

                   Zeros Plus       Value Line        Lehman Bros.
                 Emerging Growth    Composite      Intermediate Term
                   Series 2000        Index        Gov't. Bond Index
                   -----------        -----        -----------------
   8/30/91            9500            10000              10000
     11/91            9463             9463              10406
     11/92           10328            10600              11251
     11/93           11952            11673              12279
     11/94           11928            11180              12075
     11/95           14573            13386              13728
  11/30/96           14800            15316              14265

+ Hypothetical illustration of $10,000 invested in shares of the Zeros Plus Emerging Growth Series 2000 from August 30, 1991 (commencement of operations), assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1996. The Value Line Composite Index, composed of approximately 1,700 stocks, is a geometric average of the daily price percentage change in each stock covering both large and small capitalized companies. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency Securities. These indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                              November 30, 1996
--------------------------------------------------------------------------------

   [The following table was depicted as a pie graph in the printed material.]

Common Stock Industry Breakdown
(as a percentage of total common stocks)

                         Biotechnology       20.5
                         Capital Goods       11.0
                         Drug Delivery        2.7
                         Pharmaceuticals     21.6
                         Technology          30.3
                         Telecommunications  13.9

Top Ten Holdings
                                                              Percentage of
                                                            Total Investments
================================================================================
U.S. Treasury Strips                                                 58.3%
Vertex Pharmaceuticals, Inc.                                         4.9
Tyco International Ltd.                                              4.6
Chiron Corp.                                                         4.4
Quantum Corp.                                                        4.0
Tech-Sym Corp.                                                       4.0
Genzyme Corp. - General Division                                     3.5
C-Cor Electronics, Inc.                                              3.4
VLSI Technology, Inc.                                                3.4
IDEC Pharmaceuticals Corp.                                           2.8
================================================================================

--------------------------------------------------------------------------------
Schedule of Investments                                       November 30, 1996
--------------------------------------------------------------------------------

    SHARES                          SECURITY                             VALUE
================================================================================

COMMON STOCKS -- 41.7%
Biotechnology -- 8.6%
     150,000   Chiron Corp.+                                         $ 2,906,250
     100,000   Gensia Pharmaceuticals Inc.+                              462,500
     100,000   Genzyme Corp. - General Division+                       2,275,000
--------------------------------------------------------------------------------
                                                                       5,643,750
--------------------------------------------------------------------------------
Capital Goods -- 4.6%
      55,000   Tyco International Ltd.                                 3,011,250
--------------------------------------------------------------------------------
Drug Delivery -- 1.1%
     100,000   Advanced Polymer Systems, Inc.+                           756,250
--------------------------------------------------------------------------------
Pharmaceuticals -- 9.0%
      23,000   Forest Laboratories Inc., Class A Shares+                 891,250
      75,000   IDEC Pharmaceuticals Corp.+                             1,818,750
     100,000   Vertex Pharmaceuticals, Inc.+                           3,225,000
--------------------------------------------------------------------------------
                                                                       5,935,000
--------------------------------------------------------------------------------
Technology -- 12.6%
     100,000   Excel Technology Inc.+                                    825,000
      99,000   Quantum Corp.+                                          2,648,250
      90,000   Tech-Sym Corp.+                                         2,621,250
      97,000   VLSI Technology, Inc.+                                  2,231,000
--------------------------------------------------------------------------------
                                                                       8,325,500
--------------------------------------------------------------------------------
Telecommunications -- 5.8%
     104,500   California Microwave, Inc.+                             1,560,969
     150,050   C-Cor Electronics, Inc.+                                2,250,750
--------------------------------------------------------------------------------
                                                                       3,811,719
--------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost -- $15,029,720)                                  27,483,469
================================================================================

      FACE
     AMOUNT                         SECURITY                             VALUE
================================================================================
U.S. TREASURY STRIPS -- 58.3%
 $46,000,000   U.S. Treasury Strips, zero coupon due 2/15/00
               (Cost -- $35,710,085)                                  38,433,460
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $50,739,805*)                                $65,916,929
================================================================================

+    Non-income producing security.
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $50,739,805)                     $ 65,916,929
--------------------------------------------------------------------------------
LIABILITIES:
   Payable to bank                                                      337,483
   Dividends payable                                                     46,408
   Payable for Fund shares purchased                                     25,551
   Investment advisory fees payable                                      21,045
   Administration fees payable                                           10,523
   Distribution fees payable                                              3,572
   Accrued expenses                                                      40,270
--------------------------------------------------------------------------------
   Total Liabilities                                                    484,852
--------------------------------------------------------------------------------
Total Net Assets                                                    $65,432,077
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                       $     7,580
   Capital paid in excess of par value                               49,886,033
   Overdistributed net investment income                                (46,408)
   Accumulated net realized gain on security transactions               407,748
   Net unrealized appreciation of investments                        15,177,124
--------------------------------------------------------------------------------
Total Net Assets                                                    $65,432,077
================================================================================
Shares Outstanding                                                    7,579,650
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                                    $8.63
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                        $  2,953,246
   Dividends                                                             12,000
--------------------------------------------------------------------------------
   Total Investment Income                                            2,965,246
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                    278,880
   Distribution fees (Note 2)                                           174,300
   Administration fees (Note 2)                                         139,440
   Shareholder and system servicing fees                                 90,671
   Audit and legal                                                       22,900
   Amortization of deferred organization costs                           19,331
   Shareholder communications                                            16,000
   Registration fees                                                     10,000
   Trustees' fees                                                         9,000
   Custody                                                                6,000
   Other                                                                  7,428
--------------------------------------------------------------------------------
   Total Expenses                                                       773,950
--------------------------------------------------------------------------------
Net Investment Income                                                 2,191,296
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
(excluding short-term securities):
     Proceeds from sales                                             13,257,977
     Cost of securities sold                                         11,894,005
--------------------------------------------------------------------------------
   Net Realized Gain                                                  1,363,972
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                               17,841,129
     End of year                                                     15,177,124
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (2,664,005)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (1,300,033)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $    891,263
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended November 30,
--------------------------------------------------------------------------------
                                                         1996           1995
================================================================================
OPERATIONS:
  Net investment income                            $  2,191,296    $  2,341,528
  Net realized gain                                   1,363,972       4,894,552
  Increase (decrease) in net unrealized
    appreciation                                     (2,664,005)      7,803,978
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations                891,263      15,040,058
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                              (4,363,626)     (2,464,055)
  Net realized gains                                 (1,632,152)     (2,759,709)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                    (5,995,778)     (5,223,764)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net asset value of shares issued for
    reinvestment of dividends                         5,862,983       5,123,737
  Cost of shares reacquired                         (11,889,570)    (13,127,965)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                          (6,026,587)     (8,004,228)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                   (11,131,102)      1,812,066

NET ASSETS:
  Beginning of year                                  76,563,179      74,751,113
--------------------------------------------------------------------------------
  End of year*                                     $ 65,432,077    $ 76,563,179
================================================================================
* Includes undistributed (overdistributed)
  net investment income of:                        $    (46,408)   $  2,125,922
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Zeros Plus Emerging Growth Series 2000 ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ( "Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently being offered for sale to new investors. The Trust consists of this Fund and two other funds: the Zeros and Appreciation Series 1998 and the Security and Growth Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

     The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on the trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. Government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market; investment in securities for which market quotations are not available are valued at fair value as determined by the Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) expenses are charged to the Fund; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     In addition, organization costs have been deferred and amortized on a straight line basis over a five year period, beginning with the commencement of the Fund's operations in August 1991. As of November 30, 1996, the amortization of the deferred organization costs had been completed.

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
        AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser of the Fund. The Fund pays SBMFM an investment advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

     Pursant to a Distribution Plan, the Fund pays Smith Barney Inc. ("SB"), another subsidiary of SBH, a service fee calculated at an annual rate of 0.25% of the average daily net assets.

     All officers and one Trustee of the Trust are employees of SB.

     3. INVESTMENTS

     During the year ended November 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $   300,000
--------------------------------------------------------------------------------
Sales                                                               13,257,977
================================================================================

     At November 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                      $15,671,740*
Gross unrealized depreciation                                         (494,616)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $15,177,124*
================================================================================
*    Substantially the same for Federal income tax purposes.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     4. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     The Fund had no repurchase agreement activity during the year.

     5. SHARES OF BENEFICIAL INTEREST

     At November 30, 1996, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund, the Zeros and Appreciation Series 1998 and the Security and Growth Fund each constitutes a sub-trust under the Master Trust Agreement. Transactions in shares of the Fund were as follows:

                                        Year Ended              Year Ended
                                     November 30, 1996       November 30, 1995
================================================================================
Shares issued on reinvestment             662,288                  596,734
Shares redeemed                        (1,335,970)              (1,512,438)
--------------------------------------------------------------------------------
Net Decrease                             (673,682)                (915,704)
================================================================================

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year:

                                                    1996          1995          1994          1993          1992
=================================================================================================================
Net Asset Value, Beginning of Year                 $9.28         $8.15         $9.00         $8.16          $7.57
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.30          0.27          0.27          0.26           0.26
  Net realized and unrealized gain (loss)          (0.16)         1.48         (0.28)         0.96           0.43
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.14          1.75         (0.01)         1.22           0.69
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.57)        (0.27)        (0.34)        (0.29)         (0.10)
  Net realized gains                               (0.22)        (0.35)        (0.50)        (0.09)            --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.79)        (0.62)        (0.84)        (0.38)         (0.10)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $8.63         $9.28         $8.15         $9.00          $8.16
-----------------------------------------------------------------------------------------------------------------
Total Return                                        1.55%        22.17%        (0.20)        15.72%          9.15%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $65,432       $76,563       $74,751       $96,865       $125,327
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(1)                                       1.11%         1.17%         1.15%         1.10%          1.15%
  Net investment income                             3.15          3.12          3.27          3.12           3.31
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                0%            6%            1%            0%             0%
-----------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(2)                   $0.06         $0.06            --            --             --
=================================================================================================================

(1) For the year ended November 30, 1992, the expense ratio excludes interest expense. The expense ratio including interest expense was 1.16%.

(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Principal Return Fund:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zeros Plus Emerging Growth Series 2000 of Smith Barney Principal Return Fund as of November 30, 1996, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended November 30, 1994, were audited by other auditors whose report thereon, dated January 12, 1995 expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zeros Plus Emerging Growth Series 2000 of Smith Barney Principal Return Fund as of November 30, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                                             /s/ KPMG Peat Marwick LLP

New York, New York
January 13, 1997

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     The amount of long-term capital gains paid by the Fund to its shareholders for the fiscal year ended November 30, 1996, was $1,231,994.

Smith Barney                                                        SMITH BARNEY
Principal Return Fund                                               ------------
                                                A Member of TravelersGroup[LOGO]

Trustees
Paul R. Ades
Herbert Barg
Alger B. Chapman
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller
John F. White

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Richard Freeman
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNCBank, N.A.


This report is submitted for the general information of the shareholders of Smith
Barney Principal Return Fund -- Zeros Plus
Emerging Growth Series 2000. It is not
authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


Smith Barney
Principal Return Fund
388 Greenwich Street
New York, New York 10013


FD0306 1/97



                                  ANNUAL REPORT
================================================================================

          1996
          1996
          1996
          1996
          1996

                 Smith Barney
                 Principal Return
                 Fund
                 Zeros and
                 Appreciation
                 Series 1998
                 -----------------------
                 November 30, 1996


          [LOGO] Smith Barney Mutual Funds
                 Investing for your future.
                 Every day.

----------------------------------
Zeros and Appreciation Series 1998
----------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Principal Return Fund -- Zeros and Appreciation Series 1998 ("Fund") for the year ended November 30, 1996. For your convenience, we have summarized the Fund's investment strategy over this time and discussed some of the Fund's holdings in greater detail. A comprehensive summary of performance and current holdings can be found in the appropriate sections of this report.

Fund Performance Update

The Fund seeks to return the principal amount of each shareholder's original investment (including any sales charge paid) on or about August 31, 1998 by investing a portion of its assets in zero coupon securities. In addition, the Fund, to the extent consistent with its objective, seeks to provide long-term appreciation of capital by investing the balance of its assets primarily in equity securities.

The fiscal year ended November 30, 1996, was mixed for financial assets. The stock market had a terrific year while the bond market turned in a mixed performance. The stock market was stronger than we had anticipated, while bonds performed the way we had expected. In both cases, we had thought that excessive exuberance in 1995 would be worked off in 1996.

The total return of 11.03% posted by the Fund resulted almost entirely from the appreciation of the stock portion of the Fund, which comprises roughly 40% of total assets. In addition, over the last twelve months, the Fund paid income dividends of $0.78 per share.

For the one-year period ended November 30, 1996, the stock market, as measured by the Standard & Poor's 500 Composite Index,* had a total return of 27.85%. Over the same time period, the bond market, as measured by the Lehman Government/Corporate Bond Index,* generated a total return of 5.60%.

Market Overview

The big story in 1996 was the ongoing bull market in stocks. Despite a rise in interest rates, massive inflows of money into mutual funds provided fuel for the continued outsized gains. The stock market underestimated the sustainability of economic strength, while it overestimated corporate America's ability to pass on price increases. Thus, inflation was quiet, and the economy grew at a healthy pace.

-----------
*The Standard & Poor's 500 Stock Index is an unmanaged capitalization-weighted index of 500 widely held common stocks. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.

Fund's Investment Strategy

The core of the equity portion of the Fund consists of high-quality growth stocks of companies that have dominant market positions, global franchises, seasoned and respected management teams and excellent balance sheets. Because of their steadiness, these stocks can be comforting in periods of market excess. Their long-term consistent growth in earnings is ultimately translated into higher dividends and stock prices. Around this core, we continue to look for special situations such as restructuring candidates or undervalued companies that are more dependent on economic cycles.

During the reporting period, the Fund's top-ten holdings have changed slightly. Allstate, a leading provider of auto and home insurance which we highlighted in our last letter, is now one of our largest holdings. In our opinion, Allstate continues to run its business for the benefit of its shareholders.

Mobil and Amoco remain key Fund top-ten holdings. We have been bullish on the energy sector for some time because of greater-than-expected global demand for oil and gas, continuing cost savings from restructuring and attractive relative valuations. In addition, Intel has rejoined the Fund's top-ten holdings as the company continues to ride the wave of demand for computers. Other solid performers for the Fund over the last twelve months include Eastman Kodak, Merck, Minnesota Mining & Manufacturing and Chase Manhattan Bank. Our biggest disappointment in the last year was American Telephone and Telegraph where, despite a huge restructuring, the company continues to face heavy competition in its core long distance business.

Market Outlook

While market fundamentals remain solid, we believe that the recent run-up in stock prices already discounts a lot of good news. Based on many traditional measurements, the values of many stocks are at historical highs. While the pace of U.S. economic growth has slowed during the fourth quarter, it is projected to continue to grow at a moderate rate with little inflationary pressure.

In our view, corporate profits should meet expectations as a whole, but there will be many potholes for investors along the way. We are therefore approaching the market very selectively. We believe the original mandate of the Fund -- to hold a portfolio of high quality stocks and zero coupon U.S. Treasury securities to reduce both risk and volatility while providing a competitive return to investors -- continues to make sense.

In closing, thank you for investing in the Smith Barney Principal Return Fund -- Zeros and Appreciation Series 1998. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon                            /s/ Harry D. Cohen

Heath B. McLendon                                Harry D. Cohen
Chairman and                                     Vice President and
Chief Executive Officer                          Investment Officer


December 16, 1996

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                 Net Asset Value
                ------------------
                Beginning   End of      Income      Capital Gain      Total
Year Ended       of Year     Year      Dividends    Distributions   Returns(1)
================================================================================
11/30/96          $7.91      $7.52       $0.78         $0.44          11.03%
--------------------------------------------------------------------------------
11/30/95           7.75       7.91        0.40          0.83          19.93
--------------------------------------------------------------------------------
11/30/94           9.38       7.75        0.45          0.89          (3.69)
--------------------------------------------------------------------------------
11/30/93           9.02       9.38        0.40          0.10           9.99
--------------------------------------------------------------------------------
11/30/92           8.40       9.02        0.43          0.00          12.86
--------------------------------------------------------------------------------
1/25/91*-11/30/91  7.60       8.40        0.00          0.00          10.53+
================================================================================
Total                                    $2.46         $2.26
================================================================================
It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                    Without           With
                                                Sales Charge(1)  Sales Charge(2)
================================================================================
Year Ended 11/30/96                                 11.03%            5.43%
--------------------------------------------------------------------------------
Five Years Ended 11/30/96                            9.75             8.63
--------------------------------------------------------------------------------
1/25/91* through 11/30/96                           10.14             9.18
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                                     Without
                                                                 Sales Charge(1)
================================================================================
1/25/91* through 11/30/96                                            75.95%
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 5.00%.
*   Commencement of operations.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

[The following table was depicted as a line graph in the printed material.]

                   Growth of $10,000 Invested in Shares of the
            Zeros and Appreciation Series 1998 vs. S&P 500 Index and
            Lehman Brothers Intermediate Term Government Bond Index+
--------------------------------------------------------------------------------
                          January 1991 -- November 1996

                           Zeros and                  Lehman Bros.
                          Appreciation      S&P       Intermediate
                            Series          500        Term Gov't.
                             1998          Index       Bond Index
                          ------------     -----      ------------
             1/25/91          9500         10000         10000
               11/91         10500         11219         11026
               11/92         11850         13292         11921
               11/93         13034         14633         13011
               11/94         12553         14787         12795
               11/95         15055         20258         14544
            11/30/96         16716         26294         15115

+ Hypothetical illustration of $10,000 invested in shares of the Zeros and Appreciation Series 1998 from January 25, 1991 (commencement of operations), assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1996. The S&P 500 is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency Securities. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               November 30, 1996
--------------------------------------------------------------------------------

Common Stock Industry Breakdown
(as a percentage of total common stocks)


[The following table was depicted as a pie graph in the printed material.]

                        Financial Services      18.0%
                        Consumer Non-Durables   12.4%
                        Energy                  11.7%
                        Technology              11.4%
                        Health Care             11.3%
                        Capital Goods           10.4%
                        Consumer Services        9.4%
                        Other Common Stocks     15.4%

Top Ten Holdings
                                                               Percentage of
                                                             Total Investments
================================================================================
U.S. Treasury Strips                                               61.1%
Eastman Kodak Co.                                                   1.4
Allstate Corp.                                                      1.3
Mobil Corp.                                                         1.0
Minnesota Mining and Manufacturing Co.                              0.9
Chase Manhattan Bank Corp.                                          0.9
Merck & Co., Inc.                                                   0.9
Amoco Corp.                                                         0.8
Intel Corp.                                                         0.8
Johnson & Johnson                                                   0.8
================================================================================

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1996
--------------------------------------------------------------------------------
   SHARES                         SECURITY                             VALUE
================================================================================

COMMON STOCKS -- 34.8%
Basic Industries -- 2.0%
       6,000   E.I. du Pont de Nemours & Co.                         $  565,500
       6,000   Hercules, Inc.                                           291,000
       4,000   Kimberly Clark Corp.                                     391,000
      10,000   Olin Corp.                                               398,750
       4,000   St. Joe Paper Co.                                        264,500
--------------------------------------------------------------------------------
                                                                      1,910,750
--------------------------------------------------------------------------------
Biotechnology -- 0.2%
       4,000   Amgen Inc.+                                              243,500
--------------------------------------------------------------------------------
Capital Goods -- 3.6%
       7,500   Allied Signal, Inc.                                      549,375
       8,000   AMP Inc.                                                 306,000
       2,000   Emerson Electric Co.                                     196,250
       7,000   General Electric Co.                                     728,000
       6,000   Honeywell Inc.                                           411,750
       3,000   IMC Global Inc.                                          108,375
       6,000   Kennametal Inc.                                          216,000
       8,000   Tyco International Ltd.                                  438,000
      12,000   WMX Technologies Inc.                                    432,000
--------------------------------------------------------------------------------
                                                                      3,385,750
--------------------------------------------------------------------------------
Consumer Durables -- 1.1%
       7,000   Chrysler Corp.                                           248,500
       8,000   General Motors Corp.                                     461,000
       3,000   Goodyear Tire & Rubber Co.                               145,500
       7,000   Stanley Works                                            206,500
--------------------------------------------------------------------------------
                                                                      1,061,500
--------------------------------------------------------------------------------
Consumer Non-Durables -- 4.3%
       3,300   CPC International, Inc.                                  274,725
      16,200   Eastman Kodak Co.                                      1,312,200
       4,000   First Brands Corp.                                       114,500
       4,000   Gap Inc.                                                 128,500
       4,000   Gillette Co.                                             295,000
       4,000   Mattel Inc.                                              123,500
       9,000   McDonald's Corp.                                         420,750
       8,000   Newell Corp.                                             248,000
       5,000   Proctor & Gamble Co.                                     543,750
       2,000   Scholastic Corp.+                                        149,000
       2,500   Unilever NV                                              432,813
--------------------------------------------------------------------------------
                                                                      4,042,738
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1996
--------------------------------------------------------------------------------
   SHARES                         SECURITY                             VALUE
================================================================================

Consumer Services -- 3.3%
       7,000   Gannett, Inc.                                         $  549,500
       6,000   J.C. Penney Co.                                          322,500
       5,000   Meredith Corp.                                           257,500
      11,000   New York Times Co., Class A Shares                       411,125
       3,500   Scandanavian Broadcasting Systems                         60,813
       6,000   Tele-Communications, Inc., Series A+                      81,000
       5,000   Time Warner, Inc.                                        203,750
       2,500   Tribune Co.                                              216,250
      18,000   Wal-Mart Stores, Inc.                                    459,000
       7,000   Walt Disney Co.                                          516,250
--------------------------------------------------------------------------------
                                                                      3,077,688
--------------------------------------------------------------------------------
Diversified Conglomerates -- 0.9%
      10,200   Minnesota Mining and Manufacturing Co.                   854,250
--------------------------------------------------------------------------------
Energy -- 4.1%
       6,500   Amerada Hess Corp.                                       382,688
      10,000   Amoco Corp.                                              776,250
       1,000   Atlantic Richfield Co.                                   139,125
       5,000   Chevron Corp.                                            335,000
       4,500   Enron Inc.                                               205,875
       8,000   Mobil Corp.                                              968,000
       2,000   Royal Dutch Petroleum Co. ADR                            339,750
       4,000   Tenneco Inc.                                             204,000
       6,000   Union Pacific Resources Corp.                            179,250
       7,000   Unocal Corp.                                             285,250
--------------------------------------------------------------------------------
                                                                      3,815,188
--------------------------------------------------------------------------------
Financial Services -- 6.3%
       9,000   American Express Co.                                     470,250
       4,000   American International Group, Inc.                       460,000
      20,000   Allstate Corp.                                         1,205,000
       3,000   Associates First Capital Corp.                           145,125
       9,000   Chase Manhattan Bank Corp.                               850,500
       6,500   Chubb Corp.                                              352,625
       1,500   C.N.A. Financial Corp.+                                  161,250
       8,000   Federal National Mortgage Association                    330,000
       2,000   First of America Bank Corp.                              121,500
       4,000   First Virginia Banks, Inc.                               194,500
       3,000   Great Western Financial Corp.                             93,375
       6,000   Household International Inc.                             568,500
       3,000   ITT Hartford Group, Inc.                                 205,125
       3,000   Leucadia National Corp.                                   78,750
       2,000   Union Planters Corp.                                      82,750
       2,000   Wells Fargo & Co.                                        569,250
--------------------------------------------------------------------------------
                                                                      5,888,500
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1996
--------------------------------------------------------------------------------
   SHARES                         SECURITY                             VALUE
================================================================================

Health Care -- 3.9%
       8,000   Abbott Laboratories Inc.                              $  446,000
       8,000   American Home Products Corp.                             514,000
       5,600   Bristol Myers-Squibb Co.                                 637,000
       5,000   Hillenbrand Industries, Inc.                             184,375
      14,000   Johnson & Johnson                                        743,750
       9,800   Merck & Co., Inc.                                        813,400
       5,000   Warner Lambert Co.                                       357,500
--------------------------------------------------------------------------------
                                                                      3,696,025
--------------------------------------------------------------------------------
Technology -- 4.0%
       2,000   Boeing Co.                                               198,750
       1,000   Electronic Data Systems Corp.                             48,375
      10,000   Hewlett Packard Co.                                      538,750
       6,000   Intel Corp.                                              761,250
       3,000   International Business Machines Corp.                    478,125
       2,000   Lockheed Martin Corp.                                    181,250
       2,916   Lucent Technologies, Inc.                                149,445
       2,000   Microsoft Corp.+                                         313,750
      10,000   Teradyne Inc.+                                           236,250
       2,000   Texas Instruments                                        127,500
      14,000   Xerox Corp.                                              687,750
--------------------------------------------------------------------------------
                                                                      3,721,195
--------------------------------------------------------------------------------
Telecommunications -- 1.1%
       9,000   AT&T Corp.                                               353,250
       5,000   Bell Atlantic Corp.                                      314,375
       2,500   GTE Corp.                                                112,186
       4,000   Southwestern Bell Inc.                                   210,500
--------------------------------------------------------------------------------
                                                                        990,311
--------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost -- $20,439,976)                                 32,687,395
================================================================================
    FACE
   AMOUNT                           SECURITY                             VALUE
================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 61.1%
 $63,000,000   U.S. Treasury Strips, zero coupon due 8/15/98
               (Cost -- $54,934,538)                                 57,430,170
================================================================================
REPURCHASE AGREEMENT -- 4.1%
   3,809,000   Chase Manhattan Bank Corp., 5.600% due 12/2/96;
               Proceeds at maturity -- $3,810,777; (Fully
               collateralized by U.S. Treasury Notes, 5.626%
               due 2/20/97; Market value -- $3,887,704)
               (Cost -- $3,809,000)                                   3,809,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $79,183,514*)                               $93,926,565
================================================================================
+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1996
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $79,183,514)                      $93,926,565
   Cash                                                                     850
   Dividends and interest receivable                                     78,341
--------------------------------------------------------------------------------
   Total Assets                                                      94,005,756
--------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                                    112,549
   Investment advisory fees payable                                      22,601
   Distribution fees payable                                             15,081
   Administration fees payable                                           14,816
   Payable for Fund shares purchased                                      7,568
   Accrued expenses                                                      40,407
--------------------------------------------------------------------------------
   Total Liabilities                                                    213,022
--------------------------------------------------------------------------------
Total Net Assets                                                    $93,792,734
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                       $    12,467
   Capital paid in excess of par value                               79,114,889
   Overdistributed net investment income                               (112,549)
   Accumulated net realized gain from security transactions              34,876
   Net unrealized appreciation of investments                        14,743,051
--------------------------------------------------------------------------------
Total Net Assets                                                    $93,792,734
================================================================================
Shares Outstanding                                                   12,466,750
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                                    $7.52
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                         $ 4,650,484
   Dividends (Net of foreign withholding tax of $2,173)                 671,881
--------------------------------------------------------------------------------
   Total Investment Income                                            5,322,365
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                    284,126
   Distribution fees (Note 2)                                           236,771
   Administration fees (Note 2)                                         189,417
   Transfer agent fees                                                  104,620
   Audit and legal                                                       24,947
   Shareholder communications                                            21,445
   Trustees' fees                                                        13,000
   Shareholder and system servicing fees                                 10,741
   Custody                                                                5,806
   Registration fees                                                      5,256
   Amortization of deferred organization costs                            3,610
--------------------------------------------------------------------------------
   Total Expenses                                                       899,739
--------------------------------------------------------------------------------
Net Investment Income                                                 4,422,626
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             27,237,551
     Cost of securities sold                                         23,010,640
--------------------------------------------------------------------------------
   Net Realized Gain                                                  4,226,911
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                               13,538,500
     End of year                                                     14,743,051
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                            1,204,551
--------------------------------------------------------------------------------
Net Gain on Investments                                               5,431,462
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 9,854,088
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended November 30,
--------------------------------------------------------------------------------
                                                      1996              1995
================================================================================
OPERATIONS:
  Net investment income                          $  4,422,626      $  4,572,313
  Net realized gain                                 4,226,911         5,828,985
  Increase in net unrealized appreciation           1,204,551         7,794,151
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations            9,854,088        18,195,449
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                            (9,107,488)       (5,217,995)
  Net realized gains                               (5,316,894)      (10,268,770)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                   (14,424,382)      (15,486,765)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net asset value of shares issued for
   reinvestment of dividends                       14,078,633        15,181,620
  Cost of shares reacquired                       (14,228,216)      (20,766,127)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Fund Share Transactions                            (149,583)       (5,584,507)
--------------------------------------------------------------------------------
Decrease in Net Assets                             (4,719,877)       (2,875,823)
NET ASSETS:
  Beginning of year                                98,512,611       101,388,434
--------------------------------------------------------------------------------
  End of year*                                   $ 93,792,734      $ 98,512,611
--------------------------------------------------------------------------------
* Includes undistributed (overdistributed)
    net investment income of:                    $   (112,549)     $  4,572,313
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Zeros and Appreciation Series 1998 ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently being offered for sale to new investors. The Trust consists of this Fund and two other funds: the Zeros Plus Emerging Growth Series 2000 and the Security and Growth Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

     The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on the trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. Government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market; investment in securities for which market quotations are not available are valued at fair value as determined by the Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value;
(d) interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) expenses are charged to the Fund; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, organization costs have been deferred and amortized on a straight line basis over a five-year period, beginning with the commencement of the Fund's operations in January 1991. As of November 30, 1996, the amortization of the deferred organization costs had been completed.

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
        AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser of the Fund. The Fund pays SBMFM an investment advisory fee calculated at an annual rate of 0.30% of the average daily net assets. SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

     Pursuant to a Distribution Plan, the Fund pays Smith Barney Inc. ("SB"), another subsidiary of SBH, a service fee calculated at an annual rate of 0.25% of the average daily net assets.

     All officers and one Trustee of the Trust are employees of SB.

     3. INVESTMENTS

     During the year ended November 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $11,543,057
--------------------------------------------------------------------------------
Sales                                                               27,237,551
================================================================================

     At November 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                      $14,808,722*
Gross unrealized depreciation                                          (65,671)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $14,743,051*
================================================================================
*Substantially the same for Federal income tax purposes.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     4. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5. SHARES OF BENEFICIAL INTEREST

     At November 30, 1996, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund, the Zeros Plus Emerging Growth Series 2000 and the Security and Growth Fund each constitute a sub-trust under the Master Trust Agreement. Transactions in shares of the Fund were as follows:

                                              Year Ended          Year Ended
                                          November 30, 1996   November 30, 1995
================================================================================
Shares issued on reinvestment                 1,838,422           2,087,741
Shares redeemed                              (1,821,367)         (2,723,836)
--------------------------------------------------------------------------------
Net Increase (Decrease)                          17,055            (636,095)
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each year:

                                       1996        1995        1994        1993        1992
=============================================================================================
Net Asset Value, Beginning of Year   $   7.91    $   7.75    $   9.38    $   9.02    $   8.40
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                  0.38        0.36        0.41        0.38        0.37
  Net realized and unrealized gain
    (loss)                               0.45        1.03       (0.70)       0.48        0.68
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.83        1.39       (0.29)       0.86        1.05
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.78)      (0.40)      (0.45)      (0.40)      (0.43)
  Net realized gains                    (0.44)      (0.83)      (0.89)      (0.10)       --
---------------------------------------------------------------------------------------------
Total Distributions                     (1.22)      (1.23)      (1.34)      (0.50)      (0.43)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $   7.52    $   7.91    $   7.75    $   9.38    $   9.02
---------------------------------------------------------------------------------------------
Total Return                            11.03%      19.93%      (3.69)%      9.99%      12.86%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $ 93,793    $ 98,513    $101,388    $136,576    $166,077
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                               0.95%       1.05%       1.01%       0.97%       1.01%
  Net investment income                  4.67        4.59        4.47        4.15        4.39
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    12%         13%         10%         17%          4%
=============================================================================================
Average commissions per share
  paid on equity transactions(1)     $   0.06    $   0.06        --          --          --
=============================================================================================

(1) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     The amount of long-term capital gains paid by the Fund, to its shareholders for the fiscal year ended November 30, 1996, was $4,798,457.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Principal Return Fund:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zeros and Appreciation Series 1998 of Smith Barney Principal Return Fund as of November 30, 1996, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended November 30, 1994, were audited by other auditors whose report thereon, dated January 12, 1995, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zeros and Appreciation Series 1998 of Smith Barney Principal Return Fund as of November 30, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                                KPMG Peat Marwick LLP


New York, New York
January 13, 1997

Smith Barney                                                      SMITH BARNEY
Principal Return Fund                                             ------------
                                             A Member of TravelersGroup [Logo]

Trustees
Paul R. Ades
Herbert Barg
Alger B. Chapman
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller
John F. White

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Harry D. Cohen
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

This report is submitted for the general information of the shareholders of Smith
Barney Principal Return Fund -- Zeros and
Appreciation Series 1998. It is not autho-rized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


Smith Barney
Principal Return Fund
388 Greenwich Street
New York, New York 10013


FD0305 1/97



                                  ANNUAL REPORT
================================================================================

1996
1996
1996
1996
1996

       Smith Barney
       Principal
       Return Fund
       Security and
       Growth Fund
       ------------------------
       November 30, 1996


[Logo] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

------------------------
Security and Growth Fund
------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Principal Return Fund -- Security and Growth Fund ("Fund") for the fiscal year ended November 30, 1996. In this report, we comment on how your Fund has performed and our expectations for the financial markets. For your convenience, a detailed summary of the historical performance as well as its current holdings can be found in the appropriate sections that follow.

Fund Performance Update

For the fiscal year ended November 30, 1996, the Fund had a total return of 11.15%. The equity and cash component of the Fund appreciated 18.23%, while the zero coupon bonds held in the Fund advanced 4.07%. The zero coupon bond component represents about 49% of the total portfolio and is sufficient to return investors' original capital at maturity, without regard to the value of the equity segment of the portfolio.

We believe the Fund has delivered solid performance this year. Perhaps the closest benchmark to the portfolio of stocks held in the Fund is the Russell 2000 index (a common benchmark of small capitalization stocks). It appreciated 16.53% during the last fiscal year.

The primary factors which affected the Fund's performance included a difficult bond market and a narrow stock market. With respect to the bond market, intermediate Treasury prices fell while yields rose from about 5.75% to 7.00%, from the beginning of the fiscal year until September. The trend reversed with an impressive rally into the end of the Fund's fiscal year as yields fell to just over 6.00%.

The narrowness of the equity markets in 1996 was such that large capitalization stocks in general did much better than smaller capitalization issues. The Fund focuses on companies that have market capitalizations of $1 billion or less (generally considered small-cap). Certain sectors of the market that are important to the Fund underperformed, such as biotechnology. Other sectors important to the Fund outperformed, such as technology and natural resources. The equity market in 1996 was one that tended to favor growth over value. As value investors, we strongly believe the small-cap value area represents one of the most attractive segments of the market as we look to 1997.

Overview of Stock and Bond Markets

The Standard & Poor's 500 (an unmanaged capitalization-weighted index of 500 widely held common stocks) and the NASDAQ (an index of over-the-counter stocks) have performed well in the last year. However, the performance of these indices has masked how narrow the market has been. The top 25 stocks in the S&P 500 by capitalization have outperformed the other 475 by a 2-to-1 margin. Within NASDAQ, if Intel and Microsoft are eliminated from the index, the return for the NASDAQ average drops by about 50%. After a period of strong relative performance through May of this year, the Russell 2000 began to significantly underperform larger capitalization indices possibly due to increasing investor concerns over a slowing domestic economy and corporate profits in general. In a period of decelerating profit growth, investors tend to favor larger, more liquid stocks with greater earnings visibility. We believe corporate profits and the economy in general will be stronger than expected next year. The present low relative valuation of smaller capitalization stocks represent a significant investment opportunity for the Fund in 1997.

With respect to the bond market, 1996 was a difficult year as seen by the intermediate treasury market suffering principal erosion. We believe interest rates will remain stable over the next six months. If our assumption for a stronger U.S. economy than expected comes to fruition next year, 1997 could be another challenging year in the bond market.

Fund's Investment Strategy

The Fund limits itself to roughly 25 core stock positions. At times, the transition out of one or more issues into others may mean a somewhat larger number of stocks may populate the Fund. It is our belief that a focused approach, limiting the number of issues, best allows us to meet the Fund's aggressive goals.

How do we propose to outperform the major indices? We believe, particularly in the current market environment, that the small and mid-cap sectors have many more undervalued opportunities than the larger capitalization sector. We are finding many small-cap issues which can meet one of our twin tests for selection. First, we will consider an issue for the Fund if we believe it has one-year upside potential of 40% regardless of its longer term prospects. The second and more important criterion is to focus on companies we believe can double in price over the next three years.

Comments on Equity Holdings

This has been a two-tier stock market (i.e., small-cap and large-cap) for some time. It may seem like an apparent paradox, with the market approaching 6500 as measured by the Dow Jones Industrial Average, to say that we are finding more opportunities than at any other time in the last two years; however, this is the case. For example, the health care sector, outside of the large-cap pharmaceutical companies, has been one of the market's poorest performing areas. Regulatory risk, poor financial performance by some companies, and a reluctance by institutions to commit funds have contributed to this group's underperformance. As the regulatory environment becomes clearer and financial performance improves, we believe investors will become more enthusiastic with regard to several specialty areas within the health care sector. These areas include biotechnology, medical devices, drug delivery, HMOs, information services, long-term care and emerging pharmaceuticals.

One example of this type of specialty health care company and one of the Fund's current biotechnology holdings is Neurex. The company has a very rich calendar of significant product announcements in 1997 which should enhance shareholder value. While these things are never certain, Neurex's lead drug for acute hypertension, Corlopam, could be approved for sale by the Food and Drug Administration in the U.S. during the first quarter of 1997. The compound has already received approval in several European countries. Neurex recently announced a distribution alliance with a private French pharmaceutical company in order to more aggressively pursue additional country approvals and to better market Corlopam. We anticipate Corlopam will begin contributing meaningful sales in 1997. Besides Corlopam, Neurex has a potential "home run" drug in SNX-111 which has utility in pain management and head trauma. In addition, the company is partnered with Medtronic and Warner Lambert. We expect additional positive results and announcements for SNX-111 to increase the valuation of Neurex shares. The health care sector represents about 21% of the equity weighting in the Fund.

Technology companies are another important area of focus for the Fund. This sector represents approximately 32% of the Fund's equity component. For example, the Fund has a substantial investment in Quantum, a leading disk drive manufacturer. Quantum is benefiting from the successful introduction of Fireball TM. This disk drive for desktop PCs is the fastest selling product in the history of the disk drive industry and has been qualified at all of the top ten PC manufacturers. Quantum's revenues and margins have historically lagged those of the industry leaders and the company had in the past developed a reputation as an underachiever. However, we believe there may be some positive earnings surprises ahead for Quantum which should justify a higher market valuation for its shares. We believe the annual earnings power of Quantum could be greater than $4 per share. Improved operating performance could translate into outstanding appreciation potential.

Another important sector for the Fund is natural resources which represents approximately 24% of the Fund's equity holdings. RMI Titanium, a leader in designing and fabricating titanium for energy and power applications, is the Fund's largest position in this sector. The company is benefiting from the much greater acceptance of titanium in aerospace industry and other commercial applications. For example, Boeing's backlog is large and growing and each new airplane requires thousands of pounds of titanium. RMI's seamless titanium pipe is now being used to develop geothermal wells in California and elsewhere. The most spectacular new use for titanium has been in golf clubs. This market that was virtually non-existent three years ago and currently represents about 15% of the annual demand for titanium. These and other potential emerging markets for titanium bode well for this metal's fundamentals going forward.

We thank you for your investment in the Smith Barney Security and Growth Fund. We are pleased with its progress. We will continue our focused investment approach, targeting no more than 25 issues in the small-to-mid-cap area of the market. We look forward to the new year and believe the Security and Growth Fund is positioned for strong performance and capital appreciation.

Sincerely,

/s/ Heath B. McLendon                    /s/ John G. Goode

Heath B. McLendon                        John G. Goode
Chairman and                             Vice President and
Chief Executive Officer                  Investment Officer

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                    Net Asset Value
                  -------------------
                  Beginning     End       Income     Capital Gain       Total
Year Ended         of Year    of Year    Dividends   Distributions    Returns(1)
================================================================================
11/30/96            $10.68     $10.22      $0.62         $0.99          11.15%
--------------------------------------------------------------------------------
3/30/95*-11/30/95     9.60      10.68       0.00          0.14          12.70+
================================================================================
Total                                      $0.62         $1.13
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                 Without              With
                                             Sales Charge(1)     Sales Charge(2)
================================================================================
Year Ended 11/30/96                               11.15%              6.66%
--------------------------------------------------------------------------------
3/30/95* through 11/30/96                         14.25              11.43
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                                   Without
                                                                Sales Charge(1)
================================================================================
3/30/95* through 11/30/96                                           25.26%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 4.00%.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

  [The following table was depicted as a line graph in the printed material.]

                   Growth of $10,000 Invested in Shares of the
            Security and Growth Fund vs. Standard & Poor's 500 Index,
 Lehman Brothers Intermediate Term Government Bond Index and Russell 2000 Index+
--------------------------------------------------------------------------------
                           March 1995 -- November 1996

                                                 Lehman Brothers
                                                Intermediate Term
             Security and   Standard & Poor's       Government          Russell
              Growth Fund      500 Index            Bond Index        2000 Index
             ------------   -----------------   -----------------     ----------
 3/30/95          9600            10000               10000              10000
    5/95         10170            11019               10522              10398
   11/95         10819            12506               11004              11963
    5/96         12030            13363               10873              14131
11/30/96         12026            15283               11493              13938


+ Hypothetical illustration of $10,000 invested in shares of the Security and Growth Fund from March 30, 1995 (commencement of operations), assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1996. The Standard & Poor's 500 Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the index include reinvestment of dividends. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency Securities. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1996
--------------------------------------------------------------------------------

      SHARES                      SECURITY                             VALUE
================================================================================
COMMON STOCKS -- 47.7%
Broadcast Media -- 3.1%
     350,000   Comcast UK Cable Partners+                          $ 4,768,750
     250,000   Home Shopping Network Inc.+                           2,812,500
--------------------------------------------------------------------------------
                                                                     7,581,250
--------------------------------------------------------------------------------
Computer Peripheral -- 6.4%
     350,000   Adflex Solutions Inc.+                                3,762,500
     100,000   Applied Magnetics Corp.+                              2,737,500
     350,000   Quantum Corp.+                                        9,362,500
--------------------------------------------------------------------------------
                                                                    15,862,500
--------------------------------------------------------------------------------
Computer Software -- 6.1%
     200,000   Adobe Systems, Inc.                                   7,900,000
     200,000   Informix Corp.+                                       4,750,000
     375,000   Sanctuary Woods Multimedia Corp.+                       153,750
     275,400   Software 2000 Inc.+                                   2,272,050
--------------------------------------------------------------------------------
                                                                    15,075,800
--------------------------------------------------------------------------------
Financial Services -- 2.0%
     125,800   First American Financial Corp.                        4,607,425
      30,000   Healthcare Financial Partners+                          375,000
--------------------------------------------------------------------------------
                                                                     4,982,425
--------------------------------------------------------------------------------
Forest Products & Paper -- 0.9%
     419,700   Asia Pacific Resource Inc.+                           2,098,500
--------------------------------------------------------------------------------
Manufacturing-Special -- 3.0%
     400,000   Optical Coating Laboratory Inc.                       4,500,000
   2,727,272   Power Spectra Inc.+++                                 2,897,727
--------------------------------------------------------------------------------
                                                                     7,397,727
--------------------------------------------------------------------------------
Medical Biotechnology -- 7.5%
     100,000   Alteon Inc.+                                            725,000
     181,500   Aphton Corp.+                                         3,244,312
     800,000   Calgene Inc.+                                         4,400,000
     450,000   Neurex Corp.+                                         5,850,000
     250,000   Onyx Pharmaceuticals Inc.+                            2,531,250
     200,000   SciClone Pharmaceuticals Inc.+                        1,650,000
--------------------------------------------------------------------------------
                                                                    18,400,562
--------------------------------------------------------------------------------
Medical Supplies -- 3.1%
     400,000   Closure Medical Corp.+#                               4,150,000
     735,000   Metra Bio Systems Inc.+                               3,491,250
--------------------------------------------------------------------------------
                                                                     7,641,250
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1996
--------------------------------------------------------------------------------

      SHARES                      SECURITY                             VALUE
================================================================================
Metals-Diversified -- 5.2%
     236,000   Alyn Corp.+                                         $ 3,068,000
     300,000   RMI Titanium Co.+@                                    6,975,000
      85,000   Titanium Metals Corp.+                                2,847,500
--------------------------------------------------------------------------------
                                                                    12,890,500
--------------------------------------------------------------------------------
Mining -- 1.8%
     417,500   Crown Resources Corp.+                                2,270,157
     150,000   Golden Star Resources Ltd.+                           2,268,750
--------------------------------------------------------------------------------
                                                                     4,538,907
--------------------------------------------------------------------------------
Oil and Gas-Domestic -- 2.4%
     400,000   Abacan Resource Corp.+                                3,425,000
     100,000   American Exploration Corp.+                           1,637,500
      55,000   Forest Oil Corp.+                                       852,500
--------------------------------------------------------------------------------
                                                                     5,915,000
--------------------------------------------------------------------------------
Pharmaceuticals -- 1.2%
     100,000   Alza Corp.+                                           2,825,000
--------------------------------------------------------------------------------
Restaurants -- 2.7%
   1,000,000   Taco Cabana Inc., Class A Shares+                     6,625,000
--------------------------------------------------------------------------------
Telecommunications -- 2.3%
     250,000   General Datacomm Industries Inc.+                     2,781,250
     200,000   Nextel Communications Inc.+                           3,000,000
--------------------------------------------------------------------------------
                                                                     5,781,250
--------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost -- $105,377,946)                              117,615,671
================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.9%
     100,000   USX Corp., Convertible 6.75%+
               (Cost -- $2,137,500)                                  2,137,500
================================================================================
FOREIGN STOCKS -- 0.7%
     259,500   Nelson Gold Corp. Ltd.                                  202,178
     225,000   Philex Gold Inc.                                      1,527,602
--------------------------------------------------------------------------------
               TOTAL FOREIGN STOCKS
               (Cost -- $2,356,862)                                  1,729,780
================================================================================
WARRANTS -- 0.3%
     125,000   Aphton Corp., Expire 9/14/02+
               (Cost -- $0)                                            671,875
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT                         SECURITY                             VALUE
================================================================================
U.S. TREASURY STRIPS -- 49.1%
$205,000,000   U.S. Treasury Strips TINT, zero coupon
               due 8/15/05 (Cost -- $109,231,887)                 $120,800,350
================================================================================
REPURCHASE AGREEMENT -- 1.3%
   3,116,000   Chase Manhattan Bank, 5.60% due 12/2/96;
               Proceeds at maturity -- $3,117,454;
               (Fully collateralized by U.S. Treasury Bill
               due 2/20/97; Market value -- $3,180,385)
               (Cost -- $3,116,000)                                  3,116,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $222,220,195*)                            $246,071,176
================================================================================

+    Non-income producing security.
++ Security issued with warrants which are exercisable under certain conditions and have a current value of $0 and a cost of $0.
#    Formerly known as Tri-Point Medical Corp.
@    Security segregated by Custodian for open options contracts commitments.
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $222,220,195)                   $ 246,071,176
   Cash                                                                 125,141
   Receivable for securities sold                                       736,507
   Dividends and interest receivable                                      1,454
--------------------------------------------------------------------------------
   Total Assets                                                     246,934,278
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   2,137,500
   Distribution fees payable                                            206,832
   Dividends payable                                                    192,371
   Management fees payable                                              100,113
   Payable for Fund shares purchased                                     94,779
   Options written (Note 5)                                              75,000
   Accrued expenses                                                     121,080
--------------------------------------------------------------------------------
   Total Liabilities                                                  2,927,675
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 244,006,603
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                     $      23,868
   Capital paid in excess of par value                              218,359,643
   Overdistributed net investment income                               (192,371)
   Accumulated net realized gain from security
     transactions and options                                         1,850,801
   Net unrealized appreciation of investments and
     options                                                         23,964,662
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 244,006,603
================================================================================
Shares Outstanding                                                   23,868,390
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                            $       10.22
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                        $ 10,282,936
   Dividends                                                            174,000
--------------------------------------------------------------------------------
   Total Investment Income                                           10,456,936
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                           1,363,022
   Distribution fees (Note 2)                                           681,511
   Shareholder and system servicing fees                                346,947
   Registration fees                                                    124,532
   Shareholder communications                                            79,327
   Audit and legal                                                       26,539
   Trustees' fees                                                        26,132
   Custody                                                               14,006
   Other                                                                  7,092
--------------------------------------------------------------------------------
   Total Expenses                                                     2,669,108
--------------------------------------------------------------------------------
Net Investment Income                                                 7,787,828
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCIES AND OPTIONS (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)         23,692,739
     Foreign currency transactions                                      (11,261)
     Options purchased                                                 (253,000)
--------------------------------------------------------------------------------
   Net Realized Gain                                                 23,428,478
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments
   and Options:
     Beginning of year                                               26,066,656
     End of year                                                     23,964,662
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (2,101,994)
--------------------------------------------------------------------------------
Net Gain on Investments, Foreign Currencies and Options              21,326,484
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 29,114,312
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended November 30,
--------------------------------------------------------------------------------

                                                        1996          1995(a)
================================================================================
OPERATIONS:
  Net investment income                           $   7,787,828   $   8,785,204
  Net realized gain                                  23,428,478       3,357,336
  Increase (decrease) in net unrealized
    appreciation                                     (2,101,994)     26,066,656
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             29,114,312      38,209,196
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             (16,260,991)           --
  Net realized gains                                (21,493,619)     (3,945,806)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
 Distributions to Shareholders                      (37,754,610)     (3,945,806)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                         --       312,703,308
  Net asset value of shares issued
  for reinvestment of dividends                      36,941,093       3,873,501
  Cost of shares reacquired                         (94,116,308)    (41,018,083)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                         (57,175,215)    275,558,726
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                   (65,815,513)    309,822,116

NET ASSETS:
  Beginning of year                                 309,822,116            --
--------------------------------------------------------------------------------
  End of year*                                    $ 244,006,603   $ 309,822,116
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                     $    (192,371)  $   8,292,053
================================================================================

(a) For the period from March 30, 1995 (commencement of operations) to November 30, 1995.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Security and Growth Fund ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently being offered for sale to new investors. The Trust consists of this Fund and two other funds: the Zeros and Appreciation Series 1998 and the Zeros Plus Emerging Growth Series 2000. The financial statements and financial highlights for the other funds are presented in separate annual reports.

     The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on the trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. Government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market; investment in securities for which market quotations are not available are valued at fair value as determined by the Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value;
(d) interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) expenses are charged to the Fund; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended,

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Davis Skaggs Investment management division, acts as investment manager of the Fund. The Fund pays SBMFM a management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares.

     Pursuant to a Distribution Plan, the Fund pays SB a service fee calculated at an annual rate of 0.25% of the average daily net assets.

     All officers and one Trustee of the Trust are employees of SB.

     3. INVESTMENTS

     During the year ended November 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

================================================================================
Purchases                                                           $109,266,461
--------------------------------------------------------------------------------
Sales                                                                177,638,339
================================================================================

     At November 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                     $ 34,933,638)*
Gross unrealized depreciation                                      (11,082,657)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 23,850,981)*
================================================================================

* Substantially the same for Federal income tax purposes.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     4. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5. OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of November 30, 1996, the Fund held no purchased put or call options.

     When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     The following covered call option transactions occurred during the year ended November 30, 1996:

                                                                       Number of
                                                            Premium    Contracts
================================================================================
Options written, outstanding at November 30, 1995           $     --        --
Options written during the year ended November 30, 1996      188,681     1,500
--------------------------------------------------------------------------------
Options written, outstanding at November 30, 1996           $188,681     1,500
================================================================================

     The following represents the covered call option written contracts as of November 30, 1996:

                                                        Strike
Number of Contracts                      Expiration      Price          Value
================================================================================
Covered Call Option Written
1,500 RMI Titanium Co.
      (Premiums received -- $188,681)     12/21/96        $25          $(75,000)
================================================================================

     6. SHARES OF BENEFICIAL INTEREST

     At November 30, 1996, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund, the Zeros and Appreciation Series 1998 and the Zeros Plus Emerging Growth Series 2000 each constitute a sub-trust under the Master Trust Agreement. Transactions in shares of the Fund were as follows:

                                         Year Ended               Year Ended
                                      November 30, 1996     November 30, 1995(a)
================================================================================
Shares sold                                      --              32,573,641
Shares issued on reinvestment             3,534,156                 368,907
Shares redeemed                          (8,683,354)             (3,924,960)
--------------------------------------------------------------------------------
Net Increase (Decrease)                  (5,149,198)             29,017,588
================================================================================

(a) For the period from March 30, 1995 (commencement of operations) to November 30, 1995.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each year:

                                                     1996             1995(1)
================================================================================
Net Asset Value, Beginning of Year                $  10.68          $   9.60
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                               0.33              0.28
  Net realized and unrealized gain                    0.82              0.94
--------------------------------------------------------------------------------
Total Income From Operations                          1.15              1.22
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              (0.62)             --
  Net realized gains                                 (0.99)            (0.14)
--------------------------------------------------------------------------------
Total Distributions                                  (1.61)            (0.14)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                      $  10.22          $  10.68
--------------------------------------------------------------------------------
Total Return                                         11.15%            12.70%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $244,007          $309,822
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                            0.99%             1.02%+
  Net investment income                               2.88              4.07+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                 43%               26%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions                     $   0.05          $   0.06
================================================================================
(1) For the period from March 30, 1995 (commencement of operations) to November 30, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     The amount of long-term capital gains paid by the Fund to its shareholders for the fiscal year ended November 30, 1996, was $5,154,554.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Principal Return Fund:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Security and Growth Fund of Smith Barney Principal Return Fund as of November 30, 1996, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period from March 30, 1995 (commencement of operations) to November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Security and Growth Fund of Smith Barney Principal Return Fund as of November 30, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period from March 30, 1995 to November 30, 1995, in conformity with generally accepted accounting principles.


                                             /s/ KPMG Peat Marwick LLP


New York, New York
January 13, 1997

Smith Barney                                                        SMITH BARNEY
Principal Return Fund                                               ------------

                                               A Member of TravelersGroup [Logo]
Trustees
Paul R. Ades
Herbert Barg
Alger B. Chapman
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller
John F. White

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

John G. Goode
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNCBank, N.A.

This report is submitted for the general information of the shareholders of Smith
Barney Principal Return Fund -- Security and Growth Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current
Prospectus for the Fund, which contains
information concerning the Fund's invest-ment policies and expenses as well as other pertinent information.


Smith Barney
Principal Return Fund
388 Greenwich Street
New York, New York 10013


FD01052 1/97